                                                                           FINAL


                                                                   EXHIBIT 10.37


                       Cancellation of Warrants Agreement

        This CANCELLATION OF WARRANTS AGREEMENT is made as of the 25 day of July, 2002, by and among RED BEND LTD., an Israeli company (Reg. No. 51-260506-4) with principal offices at 11 Amal St., Rosh Ha'ayin, Israel (the "COMPANY"), -AND- entities of the CARMEL VENTURES FUNDS and entities of the FBR INFINITY II FUNDS as listed on Exhibit A hereto, MEIR BAREL and BACKWEB TECHNOLOGIES LTD. (each an "INVESTOR" and collectively, the "INVESTORS"), on the other part.


        WHEREAS, the Company, Gadi Gonen, Sharon Peleg, Inman B.V. and the Investors, have entered into a Share Purchase and Shareholders Rights Agreement, dated October 10, 2000 (the "SPA"); and

        WHEREAS, the Company wishes to induce certain shareholders of the Company to participate in an additional investment of US $1,700,000 in the Company (the "ADDITIONAL INVESTMENT") and in the framework of the Additional Investment the parties hereto have agreed to rescind the Warrants (as such term is defined under the SPA).

NOW, THEREFORE, the parties agree as follows:

1. Any capitalized term used herein not otherwise defined, shall have the meaning ascribed to it in the SPA.

2.      The First Warrant and the Second Warrant issued to the Investors under section 3.1 to the SPA are hereby rescinded. Each of the Series B Warrant Certificates issued to the Investors in accordance with section
        2.2.1 (g) to the SPA is hereby cancelled and each Investor agrees to surrender to the Company such certificate.

3. Each of the Investors hereby unconditionally and irrevocably waives, as of the closing of the Additional Investment, all rights under or pursuant to or in connection with the First Warrants and the Second Warrants and these rights shall be as of the closing of the Additional Investment forever exhausted.




                            [Signature page follows]



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IN WITNESS WHEREOF, the parties have executed this Cancellation of Warrants
Agreement, as of this ____ day of July 2002.


--------------------------------------
Red Bend Ltd.

By:
    ----------------------------------

Title:
       -------------------------------


THE INVESTORS:

   /s/  YITZHAK AVIDOR                       /s/  YITZHAK AVIDOR
--------------------------------------    --------------------------------------

Carmel Software Fund (Israel) LP          Carmel Software Fund (Cayman) LP

By: Carmel V.C. Limited                   By: Carmel Software Limited

                                          By: Carmel Software L.P.

By:  Yitzhak Avidor                       By:  Yitzhak Avidor
    ----------------------------------        ----------------------------------

Title:                                    Title:
       -------------------------------           -------------------------------


  /s/  YITZHAK AVIDOR                       /S/  YITZHAK AVIDOR
--------------------------------------    -------------------------------------

Carmel Software Fund (Delaware) LP        Carmel VC Ltd. (for Siemens Venture
                                          Capital GmbH)

By: Carmel Software Limited

By: Carmel Software L.P.

By:   Yitzhak Avidor                      By:   Yitzhak Avidor
    ----------------------------------        ----------------------------------

Title:                                    Title:
       -------------------------------           -------------------------------


/s/  YITZHAK AVIDOR
--------------------------------------

Carmel Software Fund GbR

By: Carmel Software Limited

By: Carmel Software L.P.

By:   Yitzhak Avidor
    ----------------------------------

Title:
       -------------------------------


                                           /s/  ELI BARKAT
--------------------------------------    -------------------------------------

MEIR BAREL                                Backweb Technologies Ltd.

                                          By:   Eli Barkat
                                              ----------------------------------

                                          Title:  CEO
--------------------------------------           -------------------------------

FBR Infinity II Ventures (Israel) LP      FBR Infinity II Ventures LP

By:                                       By:
    ----------------------------------        ----------------------------------

Title:                                    Title:
       -------------------------------           -------------------------------

                                   EXHIBIT A


-------------------------------------------------
Carmel Software Fund (Israel) LP
-------------------------------------------------
Carmel Software Fund (Cayman) LP
-------------------------------------------------
Carmel Software Fund (Delaware) LP
-------------------------------------------------
Carmel VC Ltd. (for Siemens Venture Capital GmbH)
-------------------------------------------------
Carmel Software Fund GbR
-------------------------------------------------
FBR Infinity II Ventures (Israel) LP
-------------------------------------------------
FBR Infinity II Ventures LP
-------------------------------------------------